UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2011

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

Experimental Station
Route 141 & Henry Clay Road
Building E336
Wilmington, DE	19880
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On August 3, 2011, Incyte Corporation (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) has accepted for filing the Company’s new drug application (“NDA”) for ruxolitinib as a treatment for myelofibrosis and granted the Company’s request for priority review of the NDA.  The FDA also assigned a Prescription Drug User Fee Act (PDUFA) date of December 3, 2011 for its review of the NDA.  A copy of the press release dated August 3, 2011 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item  9.01                                          Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                           Press release issued by Incyte Corporation dated August 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2011

INCYTE CORPORATION

	By:	/s/ Patricia A. Schreck
Patricia A. Schreck
Executive Vice President and
General Counsel